EXHIBIT 10.7.5

                               MODIFICATION NO. 10

                                       TO

                      SAN JUAN PROJECT OPERATING AGREEMENT

                                     BETWEEN

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                       AND

                          TUCSON ELECTRIC POWER COMPANY


         This Modification No. 10 to the San Juan Project Operating Agreement between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter referred to collectively as the "Parties" or "Participants", is hereby entered into and executed as of the 30 day of November, 1995.

         WITNESSETH:

         WHEREAS, the Parties entered into an agreement described as the San Juan Project Operating Agreement effective January 1, 1973, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993,
Modification No. 7 on April 1, 1993, Modification No. 8 on September 15, 1993, and Modification No. 9 on January 12, 1994 ("Operating Agreement"), which establishes certain terms and conditions relating to their participation and responsibility in the operation of the San Juan Project; and

         WHEREAS, on June 1, 1994, Century Power Corporation ("Century") and Tri-State Generation and Transmission Association, Inc., a Colorado nonprofit cooperative corporation ("Tri-State"), entered into the San Juan Unit 3 Purchase Agreement ("Tri-State Purchase Agreement"), whereby Tri-State agreed to purchase from Century an 8.2 percent undivided ownership interest in San Juan Unit 3; and

         WHEREAS, the Tri-State Purchase Agreement provides, among other things, that Tri-State, upon closing of the transaction provided for in the Tri-State Purchase Agreement, will have the voting rights and obligations of a Unit Participant on San Juan Project Committees as said rights and obligations are set forth in the Project Agreements; and

         WHEREAS, New Mexico and Tucson desire to clarify the rights and responsibilities of Participants and Unit Participants in the San Juan Project as a result of Tri-State's purchase of an undivided interest in Unit 3 pursuant to the Tri-State Purchase Agreement.

         NOW, THEREFORE, the Parties agree that the Operating Agreement is hereby amended as follows:

         1.0 Effective Date. This Modification No. 10 shall become effective immediately upon the Closing of Tri-State's purchase of the 8.2 percent undivided interest in Unit 3 pursuant to the Tri-State Purchase Agreement, currently anticipated to be in January 1996.

         2.0 Amended Section 7.3.2. Section 7.3.2 shall be amended to read in its entirety as follows:

                  7.3.2 With respect to matters involving and not solely related to San Juan Unit 3, Tucson, as a Participant holding voting rights on all San Juan Project Committees, including, without limitation, the Coordination Committee, the Engineering and Operating Committee, and the Auditing Committee, shall retain such voting rights for SCPPA and Tri-State in accordance with their respective interests, with the obligation to consult with SCPPA and Tri-State on all matters involving the San Juan Project which affect San Juan Unit 3 as set forth in the San Juan Unit No. 3 Purchase Agreement and the Tri-State Purchase Agreement (Century having transferred to Tri-State an undivided 8.2 percent interest in San Juan Unit 3).

         3.0 Amended Section 17.1. Section 17.1 shall be amended to read in its entirety as follows:

                  17.1 The expenses for the operation and maintenance of the San Juan Project which are chargeable to FERC Accounts 426, 500, 502, 505, 506, 507, and 510 through 514; 556, 557A; and 924 (when appropriate) shall be apportioned among the Participants and Unit Participants, as follows:

                  17.1.1 Prior to the Transfer Date in accordance with the following percentages:

                  A.       Participants New Mexico - 50 percent
                           Tucson - 50 percent

                  17.1.2 On and after Tri-State's purchase of the 8.2 percent undivided interest in Unit 3 pursuant to the Tri-State Purchase Agreement, in accordance with the following percentages:

                  17.1.2.1 For Units 1 and 2 and for all equipment and facilities directly related to the Units 1 and 2 in accordance with the following percentages:

                  A.       Participants
                            1.      New Mexico - 50 percent
                            2.      Tucson - 50 percent

                  B.       Unit Participants
                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Tri-State - 0 percent
                            4.      Los Alamos County - 0 percent
                            5.      SCPPA - 0 percent
                            6.      City of Anaheim - 0 percent
                            7.      UAMPS - 0 percent

                  17.1.2.2 For Unit 3 and all equipment and facilities directly related only to Unit 3 in accordance with the following percentages:

                  A.       Participants
                            1.      New Mexico - 50 percent
                            2.      Tucson - 0 percent

                  B.       Unit Participants
                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Tri-State - 8.2 percent
                            4.      Los Alamos County - 0 percent
                            5.      SCPPA - 41.8 percent
                            6.      City of Anaheim - 0 percent
                            7.      UAMPS - 0 percent

                  17.1.2.3 For Unit 4 and for all equipment and facilities directly related only to Unit 4 in accordance with the following percentages:

                  A.       Participants
                            1       New Mexico - 38.457 percent
                            2.      Tucson - 0 percent

                  B.       Unit Participants
                            1.      M-S-R - 28.8 percent
                            2.      City of Farmington - 8.475 percent
                            3.      Tri-State - 0 percent
                            4.      Los Alamos County - 7.20 percent
                            5.      SCPPA - 0 percent
                            6.      City of Anaheim - 10.04 percent
                            7.      UAMPS - 7.028 percent

                  17.1.2.4 For equipment and facilities common only to Units 1 and 2, in accordance with the following percentages:


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

                  A.       Participants
                            1.      New Mexico - 50 percent
                            2.      Tucson - 50 percent

                  B.       Unit Participants
                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Tri-State - 0 percent
                            4.      Los Alamos County - 0 percent
                            5.      SCPPA - 0 percent
                            6.      City of Anaheim - 0 percent
                            7.      UAMPS - 0 percent

                  17.1.2.5 For equipment and facilities common only to Units 3 and 4, in accordance with the following percentages:

                  A.       Participants
                            1.      New Mexico - 44.119 percent
                            2.      Tucson - 0 percent

                  B.       Unit Participants
                            1.      M-S-R- 14.4 percent
                            2.      City of Farmington - 4.249 percent
                            3.      Tri-State-4.1 percent
                            4.      Los Alamos County - 3.612 percent
                            5.      SCPPA 20.9 percent
                            6.      City of Anaheim -  5.07 percent
                            7.      UAMPS - 3.55 percent

                  17.1.2.6 For the Switchyard Facilities except as otherwise provided in Section 15 of the Co-Tenancy Agreement, in accordance with the following percentages:

                  A.       Participants
                            1.      New Mexico - 65 percent
                            2.      Tucson - 35 percent

                  B.       Unit Participants
                            1.      M-S-R - 0 percent
                            2.      City of Farmington - 0 percent
                            3.      Tri-State - 0 percent
                            4.      Los Alamos County - 0 percent
                            5.      SCPPA - 0 percent
                            6.      City of Anaheim - 0 percent
                            7.      UAMPS - 0 percent

                  17.1.2.7 For the SO2 chemical plant system, except absorbers, and for the chemical laboratory, including neutralizers, in accordance with the following percentages:

                  A.       Participants
                            1.      New Mexico - 46.297 percent
                            2.      Tucson -19.8 percent

                  B.       Unit Participants
                            1.      M-S-R - 8.7 percent
                            2.      City of Farmington - 2.559 percent
                            3.      Tri-State - 2.49 percent
                            4.      Los Alamos County - 2.175 percent
                            5.      SCPPA- 12.71 percent

                            6.      City of Anaheim - 3.10 percent
                            7. UAMPS - 2.169 percent

                  17.1.2.8 Except as provided in Exhibit lll(g), for equipment and facilities common to all of the units, and all Project expenses not identifiable by unit and not otherwise listed above, in accordance with the following percentages:

                  A.       Participants
                            1.      New Mexico - 46.297 percent
                            2.      Tucson - 19.8 percent

                  B.       Unit Participants
                            1.      M-S-R - 8.7 percent
                            2.      City of Farmington - 2.559 percent
                            3.      Tri-State - 2.49 percent
                            4.      Los Alamos County - 2.175 percent
                            5.      SCPPA- 12.71 percent
                            6.      City of Anaheim - 3.10 percent
                            7.      UAMPS - 2.169

                  17.1.3 In the event of a shutdown of any or either of Units 1 and/or 2, the expenses incurred in connection with the shutdown (including but not limited to removal, salvage, cleanup, and protection service) shall be equally apportioned between the Participants. In the event of a shutdown of Unit 3, said expenses shall be allocated as set forth in Paragraph 17.1.2.2. In the event of a shutdown of Unit 4, said expenses shall be allocated as set forth in paragraph 17.1.2.3. Expenses which are attributable to equipment and facilities common to more than one unit shall be apportioned in accordance with paragraph 17.1.2.

         4.0 Amended Exhibit lll. Exhibit lll (a-i) shall be amended to read in its entirety as shown on the attached Exhibit lll (a-i).

         5.0 Amended Section 31.10. Section 31.10 shall be amended to read in its entirety as follows:

                  31.10 Except as modified by the provisions set forth in this Modification No. 10, all of the terms and conditions of the Operating Agreement, effective as of January 1, 1973, as modified by Modification No. 1 on May 16,1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993, Modification No. 8 on September 15, 1993, and Modification No. 9 on January 12, 1994, shall remain in full force and effect.

         6.0 Amended Section 32. Section 32 shall be amended to read in its entirety as follows:

                  32.0 RECOGNITION OF M-S-R, THE CITY OF FARMINGTON, TRI-STATE, LOS ALAMOS COUNTY, SCPPA, THE CITY OF ANAHEIM AND UAMPS ACKNOWLEDGEMENT.

                  32.1 The Parties recognize that M-S-R, the City of Farmington, Tri-State, Alamos County, SCPPA, the City of Anaheim and UAMPS each has acknowledged that it is familiar with the Project Agreements as amended between New Mexico and Tucson and such agreements govern the activities of the San Juan Project. Where a specific provision of the EPPA, the Farmington PAPA, the County PPA, the Anaheim PPA, or the UAMPS PPA is in conflict with a provision in one or more of the Project Agreements, then (a) as between New Mexico and M-S-R, the provisions of the EPPA shall govern, all as provided in Section 5.2 of such EPPA, and (b) as between New Mexico and the City of Farmington, the provisions of the Farmington PAPA shall govern, all as provided in Section 8.2 of the Farmington PAPA, and (c) as between New Mexico and Los Alamos County, the provisions of the County PPA shall govern, all as provided in Section 5.2 of the County PPA, (d) as between New Mexico and the City of Anaheim, the provisions of the Anaheim PPA shall govern, all as provided in Section 7.2 of the Anaheim PPA, and (e) as between New Mexico and UAMPS, the provisions of the UAMPS PPA shall govern, all as provided in Section 7.2 of the UAMPS PPA. "EPPA" shall mean the San Juan Unit 4 Early Purchase and Participation Agreement entered into by New Mexico and M-S-R on September 26, 1983. "Farmington PAPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and the City of Farmington on November 17, 1981. "County PPA" shall mean the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and Los Alamos County on December 28,1984. "Anaheim PPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and the City of Anaheim on April 26,1991.

"UAMPS PPA" shall mean the Restated and Amended San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and UAMPS as of May 27, 1993.

         IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 10 to the Operating Agreement to be executed as of the 30th day of November, 1995.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO


                                        By       /S/ Jeffry Sterba
                                            -------------------------------
                                        Its      Senior Vice President



                                        TUCSON ELECTRIC POWER COMPANY


                                        By       /S/ Steven J. Glasser
                                             ------------------------------
                                        Its      Vice President



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

STATE OF NEW MEXICO  )
                     ) ss.
COUNTY OF BERNALILLO )


         This instrument was acknowledged before me on November 28, 1995, by Jeffry E. Sterba, as Senior Vice President of Public Service Company of New Mexico, a New Mexico corporation.



                                               /S/ Carmela A. Maes
                                             -----------------------
                                                  Notary Public

My commission expires:

10/28/98



STATE OF ARIZONA  )
                  ) ss.
COUNTY OF PIMA    )


         This instrument was acknowledged before me on December 6, 1995, by Steven J. Glaser, as Vice President of Tucson Electric Power Company, an Arizona corporation.


                                                /S/
                                              ---------------------
                                                  Notary Public

My commission expires:

0ctober 2, 1998



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

                                 EXHIBIT IlI(a)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 1

                         Operation and Maintenance Costs


             New Mexico          - 50%       Tucson                   - 50%
             M-S-R               - 0%        City of Farmington       - 0%
             Tri-State           - 0%        Los Alamos County        - 0%
             SCPPA               - 0%        City of Anaheim          - 0%
                                             UAMPS                    - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4. Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown Tanks

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

12.      Fly Ash System



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

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant.

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      SSR Protection System

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                 EXHIBIT IlI(b)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 2

                         Operation and Maintenance Costs


           New Mexico          - 50%        Tucson                   - 50%
           M-S-R               - 0%         City of Farmington       - 0%
           Tri-State           - 0%         Los Alamos County        - 0%
           SCPPA               - 0%         City of Anaheim          - 0%
                                            UAMPS                    - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4. Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown Tanks

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant.

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

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                                 EXHIBIT IlI(c)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                         Operation and Maintenance Costs


            New Mexico       - 50%            Tucson                     - 0%
            M-S-R            - 0%             City of Farmington         - 0%
            Tri-State        - 8.2%           Los Alamos County          - 0%
            SCPPA            - 41.8%          City of Anaheim            - 0%
                                              UAMPS                      - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4. Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown Tanks

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 3A and 3B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank, Settling Tank, Surge Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19.      SSR Protection System

20.      Auxiliary Steam Header Piping System:

          a.      Including the Unit Specific Branch Line to the Reheat
                  System

          b.      Not included is the Branch Line to the Chemical Plant

                                 EXHIBIT IlI(d)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                         Operation and Maintenance Costs


       New Mexico       - 38.457%         Tucson                 - 0%
       M-S-R            - 28.8%           City of Farmington     - 8.475%
       Tri-State        - 0%              Los Alamos County      - 7.2%
       SCPPA            - 0%              City of Anaheim        - 10.04%
                                          UAMPS                  - 7.028%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4. Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown Tanks

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 4A and 4B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank, Settling Tank, Surge Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC Systems

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19.      Auxiliary Steam Header Piping System:

          a.      Including the Unit Specific Branch Line to the Reheat
                  System

          b.      Not included is the Branch Line to the Chemical Plant

                                 EXHIBIT IlI(e)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 1 AND 2

                         Operation and Maintenance Costs


       New Mexico       - 50%       Tucson                      - 50%
       M-S-R            - 0         City of Farmington          - 0%
       Tri-State        - 0%        Los Alamos County           - 0%
       SCPPA            - 0%        City of Anaheim             - 0%
                                    UAMPS                       - 0%


 1.      Bearing Cooling Water System except Unit Piping

 2. Bottom Ash Dewatering Facility including: Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

 3.      Fuel Oil System (Fuel Oil for Ignition and Flame
         Stabilization)

 4.      Instrument Air System except Unit Piping

 5.      Chemical Feed System except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 6.      Plant Air System except Unit Piping

 7.      Sootblowing Air System except Unit Piping

 8.      Hydrogen Storage System except Unit Piping

 9.      Coal Tripper System including Dust Collection System

10.      Turbine Lube Oil Storage and Transfer System

11.      Control Room. Equipment Rooms, and Associated HVAC System

12.      SO2 Back-up Scrubber - Absorber Transformer

13.      Turbine Crane south of column, Line 12

14.      Fuel Oil, Ash, and Water Pipe Racks

15.      Boiler Fill System

16.      SAR Multiplexer Control System

                                 EXHIBIT IlI(f)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 3 AND 4

                         Operation and Maintenance Costs


       New Mexico          - 44.119%       Tucson                     - 0%
       M-S-R               - 14.4%         City of Farmington         - 4.249%
       Tri-State           - 4.1%          Los Alamos County          - 3.612%
       SCPPA               - 20.9%         City of Anaheim            - 5.07%
                                           UAMPS                      - 3.55%


 1.      Bearing Cooling Water System except Unit Piping

 2. Fuel Oil System (Fuel Oil for Ignition and Flame Stabilization except Ignitor Heaters and Unit Specific Piping)

 3.      Instrument Air System except Unit Piping

 4.      Chemical Feed System except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 5.      Plant Air System except Unit Piping

 6.      Sootblowing Air System except Unit Piping

 7.      Start-up Transformers and Nonseg Bus to Units 3 and 4
         Switchgear

 8.      Hydrogen Storage System except Unit Piping

 9.      Coal Tripper System including Dust Collection Systems

10.      Turbine Lube Oil Storage and Transfer System

11.      Control Room, Equipment Rooms, and Associated HVAC System

12.      Boiler Fill System

13. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

14.      CO2 Storage System except Unit Piping

15.      Start-Up Boiler Feed Pump except Unit Piping

16.      Turbine Bay Crane north of column, Line 12

17.      Fuel Oil, Ash, and Water Pipe Racks

18.      Fire Water Booster and Jockey Pumps

19.      Halon Fire Protection System

20.      Cooling Tower Multiplex Control System

                                 EXHIBIT IlI(g)

                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                         Operation and Maintenance Costs


        New Mexico     - 46.297%         Tucson                    - 19.8%
        M-S-R          - 8.7%            City of Farmington        - 2.559%
        Tri-State      - 2.49%           Los Alamos County         - 2.175%
        SCPPA          - 12.71%          City of Anaheim           - 3.1%
                                         UAMPS                     - 2.169%


 1.      River and Raw Water System including:

          a. Diversion and intake structures, including all equipment and pump building.

          b.      Raw water line to reservoir.

          c.      Reservoir, pump buildings, and all equipment.

          d.      Raw water lines to plant yard.

          e. All above and underground fire protection system to each vendor supplied or unit specific fire protection system.

 2.      Auxiliary Boiler

 3.      SO2 System Chemical Plant except Absorbers

          a.      Double effect evaporator train systems.

          b.      Fly ash filter system.

          c.      Absorber product and feed tanks.

          d.      Condensate collection, storage, and transfer systems.

          e.      Soda ash storage, mixing, and distribution systems.

          f. Sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system.

          g. Sulfuric acid plant system including storage tanks and load out system.

          h.      Auxiliary No. 2 cooling tower, pumps, and systems.

 4.      Spare-Main Transformer 345/24 kV for all units

 5.      Maintenance, Office, and Warehousing Facilities

 6.      Chemical Laboratory

 7.*     Coal and Ash Handling Control Facilities

 8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes

 9.      Potable Water System

10. Environmental Monitoring systems including Air, Water, and Ground. Excludes Stack Monitoring Systems which are unit specific.

11. Transportation such as trucks, cars, and dozers (not otherwise charged)

12.      Water management System

          a.      Wastewater Recovery System -- Northside

                   1. Neutralization system including premix tank, neutralization tank, clarifier/thickener, and pumps.

                   2. Reverse osmosis system including lime/soda softening clarifier system.

                   3.      Brine concentrator Nos. 4 and 5.

                   4.      Process pond No. 3 and pump system

                   5.      North evaporation ponds 1, 2, and 3.

          b.      SO2 Waste Treatment System -- Southside

                   1.      Process ponds 1A, 1 B, 2 and pumping system.
                   2.      Premix tank and clarifier system.
                   3.      Oxidation towers.
                   4.      Brine concentrator Nos. 2 and 3.
                   5.      South evaporation ponds Nos. 1, 2, 3, 4, and 5.

          c.      Data Acquisition System

          d.      Solid Waste Disposal Pit

          e.      Coal pile runoff pond

13.* Coal Handling Equipment - all equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers, feeders, feeder belts, reclaim conveyors,

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

         plant conveyors, belt scales, fire protection systems, dust suppressor systems, magnetic separators, all electrical and controls, and heating and ventilation systems.

14. Maintenance Bay Facilities including; Bay Bridge Crane, all Offices, and Support Facilities

15.      Sewage Treatment Facilities

16. All Demineralizer Systems including: Clarifier, Storage Tanks, Sump Pumps, Filter Beds, and Control Systems.

17. The Chemical Plant 165-pound Control Valve and Branch Line from each of Units 1 and 2 Unit Specific 650-pound Reheat Steam Line.

18. The Chemical Plant Branch Steam Line from (but not including) the Unit Specific Auxiliary Steam Header System on each of Units 3 and 4.

* Maintenance Only

                                 EXHIBIT IlI(h)

                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                              Operation Costs Only


         New Mexico
         M-S-R
         Tucson                Variable split based on generation by unit.
         City of Farmington
         Tri-State
         Los Alamos County
         SCPPA
         City of Anaheim
         UAMPS


 1.      Coal and Ash Handling Control Facilities

 2.      Coal Handling Equipment

         All equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers; feeders, feeder belts, reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and control, and heating and ventilation systems.

                                 EXHIBIT IlI(i)

                            FACILITIES AND EQUIPMENT

                         OPERATION AND MAINTENANCE COSTS


                New Mexico      - 65%           Tucson       - 35%




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